INCOME TAXES	6 Months Ended
Jun. 30, 2014
INCOME TAXES [Abstract]
INCOME TAXES
NOTE 11:	INCOME TAXES

Taxable income of Israeli companies is subject to corporate tax rates of 25% in 2013 and 26.5% in 2014 and onwards. Israeli companies are entitled to Tax benefits under the Israeli Law for the Encouragement of Capital Investments, 1959 (the "Law"). Commencing 2011, Perion and its Israeli subsidiaries elected to apply the new Preferred Enterprise benefits under the Law which include reduced tax rates of 12.5% in 2013 and 16% in 2014 and onward. Non-Israeli subsidiaries are taxed according to the tax laws in their respective countries of residence.

In the six months period ending June 30, 2014 compared to the same period in 2013, the effective tax rate increased due to the increases of the regular Israeli corporate tax rate as well as the tax rates under the Law.